UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

        Date of Report (Date of Earliest Event Reported): August 13, 2004

                          PINGCHUAN PHARMACEUTICAL INC.
                             (f/k/a Xenicent, Inc.)
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    333-52472
                                    ---------
                            (Commission File Number)

                                   36-4344865
                                   ----------
                      (I.R.S. Employer Identification No.)

               18 Brookmont Drive, Wilbraham, Massachusetts 01095
               --------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)

                                 (413) 599-0005
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K/A is filed by Pingchuan Pharmaceutical Inc., a North Carolina corporation (the "Registrant"), in connection with the items described below. It amends that certain Current Report on Form 8-K, filed by the Registrant with the Commission on August 13, 2004, which reported the completion of an acquisition of assets.

     On June 22, 2004, Xenicent, Inc., a North Carolina corporation and predecessor the Registrant ("Xenicent"), executed a Plan of Exchange (the "Agreement"), among Xenicent, Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si, a corporation organized and existing under the laws of the Peoples' Republic of China ("Pingchuan"), and Duane C. Bennett, Chairman of Xenicent. An executed copy of the Agreement is incorporated by reference herein as Exhibit 99.1.

     Pursuant to and at the closing of the Agreement, which occurred on August 11, 2004, the shareholders of Pingchuan (the "Pingchuan Shareholders") exchanged all of their registered capital of Pingchuan for 70,000,000 shares of common stock of the Registrant, or 98% of the Registrant's then outstanding common stock. Upon completion of the exchange, Pinchuan became a wholly-owned subsidiary of the Registrant, the latter then changing its name to Pingchuan Pharmaceutical Inc.

     The sole purpose of this amendment is to provide the financial statements of Pingchuan as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on August 13, 2004, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, thereof.

Item  9.01(a)  -  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The following financial statements of Pingchuan, a corporation organized and existing under the laws of the Peoples' Republic of China, are set forth below: (i) the audited balance sheets, (ii) the audited statements of operations, (iii) the audited statements of stockholders' equity and (iv) the audited statements of cash flows, in each case for the years ended December 31, 2003 and 2002, and (v) the notes to the financial statements for such period.


[LETTERHEAD  FROM  JIMMY  C.  H.  CHEUNG  &  CO]


REPORT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM


To  the  Board  of  Directors  of:
Heilongjiang  Pingchuan  Yi  Liao  Qi  Xie  You  Xian  Gong  Si
Harbin,  People's  Republic  of  China


We have audited the accompanying balance sheets of Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si, as of December 31, 2003 and 2002 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si, as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.


JIMMY  C.  H.  CHEUNG  &  CO
Certified  Public  Accountants


Hong  Kong

Date:  September  9,  2004

                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002
================================================================================

                                     ASSETS
                                     ------

                                                           2003         2002
                                                        ----------   ----------

CURRENT  ASSETS
   Cash and cash equivalents                            $    1,133   $      145
   Inventories                                                   -      115,050
   Prepaid expenses                                            430            -
                                                        ----------   ----------
      Total Current Assets                                   1,563      115,195

OTHER  ASSETS
   Due from a related company
                                                                 -        6,746
   Due from a director and stockholder                     132,867            -
                                                        ----------   ----------

      TOTAL  ASSETS                                     $  134,430   $  121,941
                                                        ==========   ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT  LIABILITIES
   Other payables and accrued expenses                  $      120   $       92
   Due to a related company                                  5,763            -
   Due to a director and stockholder                         1,510        1,510
      Taxes payable                                          5,799            -
                                                        ----------   ----------
      Total Current Liabilities                             13,192        1,602
                                                        ----------   ----------

COMMITMENTS AND CONTINGENCIES                                    -            -

STOCKHOLDERS'  EQUITY
   Registered capital of Renminbi
   1,000,000 fully paid                                    120,788      120,788
   Retained  earnings/(loss) Unappropriated                    383         (449)
   Appropriated                                                 67            -
                                                        ----------   ----------
      Total Stockholders' Equity                           121,238      120,339
                                                        ----------   ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  134,430   $  121,941
                                                        ==========   ==========




    The accompanying notes are an integral part of these financial statements

                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                            STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 2003 AND 2002
================================================================================


                                                           2003         2002
                                                        ----------   ----------

   NET  SALES                                           $  118,007   $      755
   COST OF SALES                                          (115,569)        (499)
                                                        ----------   ----------
      GROSS PROFIT                                           2,438          256
                                                        ----------   ----------

OPERATING  EXPENSES
   Selling expenses                                              -         (300)
   General and administrative expenses                      (1,096)        (405)
                                                        ----------   ----------
      Total Operating Expenses                              (1,096)        (705)
                                                        ----------   ----------

      INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE TAXES                                1,342         (449)

INCOME TAX EXPENSE                                            (443)           -
                                                        ----------   ----------

      NET INCOME (LOSS)                                 $      899   $     (449)
                                                        ==========   ==========




    The accompanying notes are an integral part of these financial statements



                           HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                     YOU XIAN GONG SI
                            STATEMENTS OF STOCKHOLDERS' EQUITY
                        FOR THE YEAR ENDED DECEMBER 31, 2003 AND 2002
=================================================================================================

                                                  Unappropriated     Appropriated
                                   Registered           retained     retained
                                   capital      earnings(deficit)    earnings            Total
                                   ----------   ----------------     ------------     -----------

Capital contributions
from stockholders                  $  120,788   $              -     $          -     $   120,788
                                   ----------   ----------------     ------------     -----------

Balance at December 31, 2001          120,788                  -                -         120,788

Net loss for the year                       -               (449)               -            (449)
                                   ----------   ----------------     ------------     -----------

Balance at December 31, 2002          120,788               (449)               -         120,339

Net income for the year                     -                899                -             899

Transfer from retained earnings to
statutory and staff welfare reserves        -                (67)              67               -
                                   ----------   ----------------     ------------     -----------
Balance at December 31, 2003       $  120,788   $            383     $         67     $   121,238
                                   ==========   ================     ============     ===========





    The accompanying notes are an integral part of these financial statements



                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEAR ENDED DECEMBER 31, 2003 AND 2002
================================================================================


                                                           2003         2002
                                                        ----------   ----------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES
   Net income(loss)                                     $      899   $     (449)
   Changes in operating assets and liabilities
  (Increase)decrease  in:
      Inventories                                          115,050            -
      Prepaid expenses                                        (430)           -
      Taxes receivable (payable)                             5,799            -
      Other payables and accrued expenses                       28           92
                                                        ----------   ----------
      Net cash provided by (used in)
      operating activities                                 121,346         (357)
                                                        ----------   ----------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES
   Due from a related company                                6,746       (6,746)
   Due from a director and stockholder                    (132,867)           -
   Due to a related company                                  5,763            -
                                                        ----------   ----------
      Net cash used in financing activities               (120,358)      (6,746)
                                                        ----------   ----------

      NET INCREASE(DECREASE) IN CASH AND
      CASH EQUIVALENTS                                         988       (7,103)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD               145        7,248
                                                        ----------   ----------

CASH  AND  CASH  EQUIVALENTS  AT END OF YEAR            $    1,133   $      145
                                                        ==========   ==========




    The accompanying notes are an integral part of these financial statements


                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                        NOTES TO THE FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2003 AND 2002
================================================================================

1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  AND  ORGANIZATION

(A)  Organization

Heilongjiang Pingchuan Yi Liao Qi Xie You Xian Gong Si was incorporated in the People's Republic of China ("PRC") on December 7, 2001 with its principal place of business in Harbin, PRC.

The  Company  is  principally  engaged  in  the  trading  of  medical equipment.

(B)  Use  of  estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)  Cash  and  cash  equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank.

(D)  Inventories

Inventories are stated at lower of cost or market value, cost being determined on a first-in, first-out method.

(E)  Income  taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company is organized in the People's Republic of China and no tax benefit is expected from the tax credits in the future.

PRC income tax is computed according to the relevant laws and regulations in the PRC. The Company's applicable tax rate has been 33%.

(F)  Fair  value  of  financial  instruments

The respective carrying value of certain on-balance sheet financial instruments approximates their fair values. These financial instruments include cash, accounts payable and accrued liabilities, indebtedness to related parties and notes payable. Fair values were assumed to approximate cost or carrying values as most of the debt was incurred recently and the assets were acquired within one year. Management is of the opinion that the Company is not exposed to significant interest, credit or currency risks arising from these financial instruments.

(G)  Revenue  recognition

The Company recognizes revenue from the sale of medical equipment at the time of delivery, when title to the products transfers and the customer bears the risk of loss, net of estimated provisions for returns, rebates and sales allowances.


                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                        NOTES TO THE FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2003 AND 2002
================================================================================


1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES AND ORGANIZATION (CONTINUED)

(H)  Foreign  currency  translation

The  functional  currency  of  the  Company  is  the  Chinese  Renminbi ("RMB").
Translations denominated in currencies other than the RMB are translated into United States dollars using period end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital translation occurred. Net gains and losses resulting from foreign exchange translations are included in the statement of operations and stockholders' equity as other comprehensive income (loss).

(I)  Comprehensive  income  (loss)

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to United States Dollar is reported as other comprehensive income (loss) in the statements of operation and stockholders' equity (deficit).

(J)  Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

(K)  Recent  accounting  pronouncements

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, and Interpretation of ARB 51". FIN No. 46 provides guidance on the identification of entities of which control is achieved through means other than voting rights ("variable interest entities" or "VIE's") and how to determine when and which business enterprise should consolidate the VIE (the "Primary Beneficiary"). In addition, FIN No. 46 required that both the Primary Beneficiary and all other enterprises with a significant variable interest in a VIE make additional disclosures. The transitional disclosure requirements of FIN No. 46 are required in all financial statements initially issued after January 31, 2003, if certain conditions are met.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. This statement is effective for contracts entered into or modified after June 30, 2003 and all of its provisions should be applied prospectively.

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity".
SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involve instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer's shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.


                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                        NOTES TO THE FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2003 AND 2002
================================================================================


1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES AND ORGANIZATION (CONTINUED)

(K)  Recent  accounting  pronouncements  (Continued)

Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities of FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this statement are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This statement is effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003.

The adoption of these pronouncements did not have a material effect on the Company's financial position or results of operations.


2.   INVENTORIES

Inventories  at  December  31,  2003  and  2002  consisted  of  the  following:

                                                           2003         2002
                                                        ----------   ----------

     Finished goods                                     $        -   $  115,050
                                                        ----------   ----------


For the year ended December 31, 2003 and 2002, no provision for obsolete inventories were recorded by the Company.


3.   DUE  (TO)  FROM  A  RELATED  COMPANY

Balances  with  related  parties  at  December  31:

                                                           2003         2002
                                                        ----------   ----------

     Due from a company owned by stockholders
     and directors                                      $        -   $    6,746
                                                        ----------   ----------

     Due to a company owned by stockholders
     and directors                                      $    5,763   $        -
                                                        ----------   ----------


4.   SHAREHOLDERS'  EQUITY

(A)  REGISTERED  CAPITAL

In accordance with the Articles of Association of the Company, the registered capital of the Company of $120,788 (RMB1,000,000) was fully paid on December 4, 2001, $7,248 in cash and $113,540 in inventory in lieu of cash by the stockholders.

(B)  APPROPRIATED  RETAINED  EARNINGS

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People's Republic of China (the "PRC GAAP"). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities' registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

The Company appropriated $67 to the reserves funds based on its net income under PRC GAAP.


                      HEILONGJIANG PINGCHUAN YI LIAO QI XIE
                                YOU XIAN GONG SI
                        NOTES TO THE FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 2003 AND 2002
================================================================================


5.   INCOME  TAXES

The reconciliation of the statutory income tax rate to the Company's effective income tax rate for the year ended December 31, 2003 and 2002 is as follows:


                                                           2003         2002
                                                        ----------   ----------

     Statutory income tax rate                              33   %       33   %

     Disallowed                                              -
                                                                        (33)
                                                        ----------   ----------
     Effective income tax rate                              33   %        -   %
                                                        ----------   ----------


As at December 31, 2003 and 2002, the Company did not have any differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.


6.   CONCENTRATIONS  AND  RISKS

During 2003 and 2002, 100% of the Company's assets were located in China and 100% of the Company's revenues were derived from companies located in China.


7.   SUBSEQUENT  EVENT

On June 22, 2004, the Company entered into a Plan of Exchange ("the Agreement") with Xenicent Inc., pursuant to which the Company has agreed to transfer RMB 1,030,000 in registered capital to Xenicent Inc., subject to the completion of certain customary conditions set forth in the Agreement. In the event that the proposed transaction with Xenicent Inc. closes, Xenicent Inc. will become the holding company of the Company and the current stockholders of the Company will own 99% of Xenicent Inc. shares of common stock outstanding.


Item  9.01(b)  -  PRO  FORMA  FINANCIAL  INFORMATION

     The following pro forma financial statements, of Xenicent and Pingchuan are also set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations of Xenicent & Pingchuan for the year ended December 31, 2003, (ii) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Xenicent & Pingchuan as at June 30, 2004, (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the period ended June 30, 2004, and (iv) the notes to such pro forma financial statements.


                         PINGCHUAN PHARMACEUTICAL, INC.
           CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA BALANCE SHEET
                                    30-JUN-04


                                                   Heilongjiang            Ping           (Unaudited)        (Unaudited)
                                                   Pingchuan              Chuan            ProForma           ProForma
                                                   Yi Liaq Qi Xie      FKA Xenicent       Adjustments         Total
                                                   --------------      ------------       -----------        ---------


                                     ASSETS

CURRENT  ASSETS
   Cash and Cash Equivalents                       $       72,861      $        841       $         -        $  73,702
   Other receivables                                        6,769                 -                 -            6,769
                                                   --------------      ------------       -----------        ---------
      TOTAL CURRENT ASSETS                                 79,630               841                 -           80,471
                                                   --------------      ------------       -----------        ---------

PROPERTY  AND  EQUIPMENT
   Property and Equipment                                       -             9,200                 -            9,200
   Accumulated Depreciation                                     -            (7,520)                -           (7,520)
                                                   --------------      ------------       -----------        ---------
      Net Property and Equipment                                -             1,680                 -            1,680
                                                   --------------      ------------       -----------        ---------

OTHER  ASSETS
   Investments in Stock                                    60,606                 -                 -           60,606
                                                   --------------      ------------       -----------        ---------
      Net Other Assets                                     60,606                 -                 -           60,606
                                                   --------------      ------------       -----------        ---------

      TOTAL ASSETS                                 $      140,236      $      2,521       $         -        $ 142,757
                                                   ==============      ============       ===========        =========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT  LIABILITIES

   Accounts Payable and Accrued Expenses           $       18,625      $     30,000                 -        $  48,625
   Due to a Director and Stockholder                            -           110,638                 -          110,638
                                                   --------------      ------------       -----------        ---------
      TOTAL CURRENT LIABILITIES                            18,625           140,638                 -          159,263
                                                   --------------      ------------       -----------        ---------


STOCKHOLDERS'  DEFICIT
   Registered Capital                              $      122,817      $          -       $  (122,817)  A    $       -
   Preferred Stock ($.001 par value, 5,000,000
   authorized: none issued and outstanding)                     -                 -                 -                -
   Common Stock to be Returned                                  -               (80)                -              (80)
   Common Stock Series ($.001 par value, 50,000,000
   shares authorized: 72,112,400 shares
   issued and outstanding)                                      -             2,112            70,000   B       72,112
   Additional Paid-in-Capital                                   -         1,124,360        (1,211,692)  A,B    (87,332)
   Retained (Deficit)                                      (1,206)       (1,264,509)        1,264,509   A       (1,206)
                                                   --------------      ------------       -----------        ---------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                121,611          (138,117)                -          (16,506)
                                                   --------------      ------------       -----------        ---------

      TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY (DEFICIT)                             $      140,236      $      2,521       $         -        $ 142,757
                                                   ==============      ============       ===========        =========


      See accompanying notes to (unaudited) pro forma financial statements.





                         PINGCHUAN PHARMACEUTICAL, INC.
      CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                                   Heilongjiang            Ping           (Unaudited)        (Unaudited)
                                                   Pingchuan              Chuan            ProForma           ProForma
                                                   Yi Liaq Qi Xie      FKA Xenicent       Adjustments         Total
                                                   --------------      ------------       -----------        ---------

SALES  AND  COST  OF  SALES:
   Sales                                           $      118,007      $          -       $         -        $ 118,007
   Cost of Sales                                          115,569                 -                 -          115,569
                                                   --------------      ------------       -----------        ---------
      Gross Profit                                          2,438                 -                 -            2,438
                                                   --------------      ------------       -----------        ---------

OPERATING  EXPENSES:
   Selling, General and Administrative                      1,096           166,341                 -          167,437
                                                   --------------      ------------       -----------        ---------
                                                            1,096           166,341                 -          167,437
                                                   --------------      ------------       -----------        ---------

      OPERATING INCOME (LOSS)                               1,342          (166,341)                -         (164,999)

OTHER  EXPENSE:
   Interest Expense                                             -             3,203                 -            3,203
   Loss from Investment                                         -            84,000                 -           84,000
   Loss from Impairment of Non-Marketable Securities            -            76,000                 -           76,000
   Income Tax Expense                                         443                 -                 -              443
                                                   --------------      ------------       -----------        ---------
      Total Other Expense                                     443           163,203                 -          163,646

      NET INCOME (LOSS)                            $          899      $   (329,544)      $         -        $(328,645)
                                                   ==============      ============       ===========        =========


      See accompanying notes to (unaudited) pro forma financial statements.



                         PINGCHUAN PHARMACEUTICAL, INC.
      CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004



                                                   Heilongjiang            Ping           (Unaudited)        (Unaudited)
                                                   Pingchuan              Chuan            ProForma           ProForma
                                                   Yi Liaq Qi Xie      FKA Xenicent       Adjustments         Total
                                                   --------------      ------------       -----------        ---------

SALES  AND  COST  OF  SALES:
   Sales                                           $            -      $          -       $         -        $       -
                                                   --------------      ------------       -----------        ---------
   Cost of Sales                                   $            -      $          -       $         -        $       -
                                                   --------------      ------------       -----------        ---------
      Gross Profit                                 $            -      $          -       $         -        $       -
                                                   --------------      ------------       -----------        ---------

OPERATING  EXPENSES:
   Selling, General and Administrative                      1,136            22,944                 -           24,080
                                                   --------------      ------------       -----------        ---------
                                                            1,136            22,944                 -           24,080
                                                   --------------      ------------       -----------        ---------

      OPERATING LOSS                                       (1,136)          (22,944)                -          (24,080)

OTHER  EXPENSE:
   Interest Expense                                             -             3,133                 -            3,133
                                                   --------------      ------------       -----------        ---------
                                                                -             3,133                 -            3,133
                                                   --------------      ------------       -----------        ---------

      NET LOSS                                     $       (1,136)     $    (26,077)      $         -        $ (27,213)
                                                   ==============      ============       ===========        =========


      See accompanying notes to (unaudited) pro forma financial statements.



                         PINGCHUAN PHARMACEUTICAL, INC.
     ADJUSTMENTS TO CONSOLIDATED (UNAUDITED) CONDENSED PRO FORMA STATEMENTS
                                DECEMBER 31, 2003


A = On June 22, 2004, Xenicent, Inc. signed a Plan of Exchange Agreement with Pingchuan. Xenicent issued 70,000,000 common shares to the shareholders of Pingchuan and became a wholly owned subsidiary of Xenicent. The transaction is accounted for as a reverse purchase acquisition/merger wherein Pingchaun is the accounting acquirer and Xenicent, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B =  To  record  70,000,000  common  shares  issued  as  part  of  merger.


The following exhibits are part of this filing as required by Item 601 of Regulation S-B:


Exhibit  No.  3.1     Articles  of  Incorporation

Exhibit  99.1         Plan  of  Exchange,  dated  June  22,  2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PINGCHUAN  PHARMACEUTICAL  INC.


October  25,  2004                         By:  /s/  Hu,  Zhanwu
                                                ----------------
                                                Hu,  Zhanwu
                                                Chairman  and  President



                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

3.1         Articles  of  Incorporation*

99.1        Plan  of  Exchange,  dated  June  22,  2004*
__________________

*    Previously  filed  by  the  Registrant.